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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): OCTOBER 12, 2001

                            DEVON ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                           000-30176                    73-1567067
(State or Other Jurisdiction of     (Commission File Number)          (I.R.S. Employer
Incorporation or Organization)                                      Identification Number)


    20 NORTH BROADWAY, SUITE 1500
       OKLAHOMA CITY, OKLAHOMA                                              73102
(Address of Principal Executive Offices)                                  (Zip Code)
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       Registrant's telephone number, including area code: (405) 235-3611



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ITEM 5. OTHER EVENTS

                  On October 12, 2001, Devon Energy Corporation announced the acceptance of its C$40.00 per share cash tender offer for Anderson Exploration
Ltd by Anderson's shareholders. Devon also announced that it received all necessary regulatory approvals concerning the acquisition of Anderson.

         The press release is filed as Exhibit 99 to this Current Report on Form
8-K, and the contents of such Exhibit is incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99       Press Release dated October 12, 2001



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                           DEVON ENERGY CORPORATION


                                           By: /s/ DUKE R. LIGON
                                               ---------------------------------
                                               Duke R. Ligon
                                               Senior Vice President


Date: October 12, 2001



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                                 EXHIBIT INDEX


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
EXHIBIT
NUMBER          DESCRIPTION
------          -----------
99              Press Release dated October 12, 2001
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